Execution Version

Exhibit 10.3

OMNIBUS AMENDMENT TO LEASES

This OMNIBUS AMENDMENT TO LEASES (this “Amendment”) is made and entered into as of July 31, 2014,  by and between each of the undersigned entities identified on the signature pages hereto as “Lessors” (each, a “Lessor”), on the one hand, and each of the undersigned entities identified on the signature pages hereto as “Lessees” (each, a “Lessee”), on the other hand.

RECITALS

A. Each Lessor is a  “Lessor”, and each Lessee is a  “Lessee”, under one or more of the leases set forth on Schedule I attached hereto and made a part hereof,  as amended by the amendments thereto set forth on Schedule I (if any) (each such lease,  as so amended and as the same may have otherwise been amended, supplemented or otherwise modified from time to time, a “Lease”).

B. The obligations of the applicable Lessees under each Lease have been guaranteed pursuant to the terms of that certain Omnibus Guaranty of Obligations dated as of the date hereof (the “Omnibus Guaranty”) made by Brookdale Senior Living Inc., a Delaware corporation (“Brookdale”), in favor of the applicable Lessors,  as more particularly described in the Omnibus Guaranty.    The obligations of the applicable Lessee under Lease Four (as defined in Schedule I) have also been guaranteed pursuant to the terms of that certain Guaranty of Obligations dated as of January 17, 2008 (as the same may have been amended, supplemented, reaffirmed or otherwise modified from time to time, the “Lease Four Guaranty”) made by Emeritus Corporation, a Washington corporation (“Emeritus”), in favor of the applicable Lessor, as more particularly described in the Lease Four Guaranty.  The obligations of the applicable Lessees under Lease Seven (as defined in Schedule I) have also been guaranteed pursuant to the terms of (i) that certain Guaranty of Obligations dated as of April 20, 2005 (as the same may have been amended, supplemented, reaffirmed or otherwise modified from time to time, the “Lease Seven SSL Guaranty”), made by Summerville Senior Living, Inc., a Delaware corporation (“SSL” and, together with Brookdale and Emeritus, “Guarantors”), in favor of the applicable Lessors and (ii) that certain Guaranty of Obligations dated as of September 17, 2007 (as the same may have been amended, supplemented, reaffirmed or otherwise modified from time to time, and together with the Lease Seven SSL Guaranty, the “Lease Seven Guaranties”), made by Emeritus, in favor of the applicable Lessors, in each case as more particularly described in the applicable Lease Seven Guaranty.  The obligations of the applicable Lessee under Lease Eight (as defined in Schedule I) have also been guaranteed pursuant to the terms of that certain Guaranty of Obligations dated as of May 27, 2008 (as the same may have been amended, supplemented, reaffirmed or otherwise modified from time to time, the “Lease Eight Guaranty” and, together with the Omnibus Guaranty, the Lease Four Guaranty and the Lease Seven Guaranties, the “Guaranties”), made by Emeritus and SSL, in favor of the applicable Lessor, all as more particularly described in the Lease Eight Guaranty.

C. In furtherance of that certain Consent Agreement dated as of February 20, 2014 (the “Consent Agreement”), by and between HCP, Inc., a Maryland corporation (“HCP”),  and Brookdale, Lessors and Lessees desire to amend the Leases as hereinafter set forth.

AMENDMENT

NOW THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessors and Lessees hereby agree as follows:

1. Amendment of Leases.
(a) Section 2.1 of each Lease is hereby amended by:

(i) deleting the definition of the term “Emeritus” and inserting the following in lieu thereof: “Emeritus: (x) To the extent applicable to the period prior to July 31, 2014, Emeritus Corporation, a Washington corporation, and (y) to the extent applicable to the period from and after July 31, 2014, Brookdale Senior Living Inc., a Delaware corporation (or any successor thereto by operation of law or otherwise, as permitted under this Lease).”; and

(ii) deleting the definition of the term “Guarantor” or “Guarantors”, as applicable, and inserting the following in lieu thereof: “Guarantors: Any and all guarantors of Lessee’s obligations under this Lease pursuant to any existing and/or future written Guaranty (each, a “Guarantor”), provided, however, that, with respect to any requirement hereunder for the delivery of financials or other information by Guarantor, from and after July 31, 2014, Guarantor shall mean Brookdale Senior Living Inc., a Delaware corporation (or any successor thereto by operation of law or otherwise, as permitted by this Lease), and any and all guarantors of Lessee’s obligations under this Lease pursuant to any Guaranty delivered on any date from and after July 31, 2014.”.

(b) Section 24.1.11(iv) of Lease Four is hereby amended by deleting the words “obligations of SSL hereunder” and inserting “obligations of Lessee hereunder and any Guarantor” in lieu thereof.

(c) Section 24.1.11(iv) of Lease Seven is hereby amended by deleting the words “obligations of Emeritus hereunder and any Guarantor under any” and inserting “obligations of Lessee hereunder and any Guarantor” in lieu thereof.

(d) Section 24.1.11(iv) of Lease Eight is hereby amended by deleting the words “obligations of Emeritus hereunder” and inserting “obligations of Lessee hereunder” in lieu thereof.

2. Reaffirmation of Leases.  The applicable Lessees and Lessors hereby acknowledge, agree and reaffirm that each Lease, as hereby amended, (a) is and the parties intend the same for all purposes to be treated as a single, integrated and indivisible agreement and economic unit and (b) is intended by the parties to be and for all purposes shall be treated as an operating lease and not as a synthetic lease, financing lease or loan, and that the applicable Lessors shall be entitled to all of the benefits of ownership of the Leased Property (as defined in such Lease), including depreciation for all federal, state and land tax purposes.

3. Fees and Costs.  Without limiting Brookdale’s obligations under the Consent Agreement or the Lessees’ obligations under the Leases, Lessees shall pay promptly upon demand the out of pocket attorney’s fees and expenses incurred by Lessors and their affiliates in connection with this Amendment and their compliance herewith.

4. Governing Law.  THIS AMENDMENT WAS NEGOTIATED IN THE STATE OF CALIFORNIA, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY.  ACCORDINGLY, IN ALL RESPECTS THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

5. Full Force and Effect; Counterparts; Electronic Signatures.  As hereby amended, the Leases shall remain in full force and effect.  This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument.  Telecopied signatures or signatures exchanged via electronic mail in portable document format (.pdf) may be used in place of original signatures on this Amendment, and Lessors and Lessees both intend to be bound by the signatures of the telecopied or emailed document.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

LESSORS:

Lease One:

HCP AUR1 CALIFORNIA A PACK, LLC,

a Delaware limited liability company

HCP AUR1 CALIFORNIA B PACK, LLC,

a Delaware limited liability company

HCP AUR1 CONNECTICUT, LLC,  a

Delaware limited liability company

HCP AUR1 MARYLAND, LLC,

a Delaware limited liability company

HCP AUR1 MASSACHUSETTS, LLC,

a Delaware limited liability company

HCP AUR1 NEW JERSEY, LLC,

a Delaware limited liability company

HCP AUR1 VIRGINIA, LLC,

a Delaware limited liability company

By: HCP Partners, LP,

a Delaware limited
partnership, their member

By: HCP MOB, Inc.,

a Delaware corporation,

its general partner

Witness:__/s/ Sumie Branch______       By:___/s/ Timothy M. Schoen_______

Name: Timothy M. Schoen

Title: Executive Vice President

Witness:__/s/ Sharon Kim_______

HCPI TRUST,

a Maryland real estate investment trust

Witness:__/s/ Sumie Branch______By:__/s/Timothy M. Schoen________

     Name: Timothy M. Schoen

     Title: Executive Vice President

Witness:__/s/ Sharon Kim_______

HCP, INC.,

a Maryland corporation

Witness:__/s/ Sumie Branch______By:__/s/Timothy M. Schoen________

     Name: Timothy M. Schoen

     Title: Executive Vice President

Witness:__/s/ Sharon Kim_______

[Lessor Signature Page to Omnibus Amendment to Leases]

LEASE TWO:

Texas HCP Holding, L.P.,

a Delaware limited partnership

By:      Texas HCP G.P. Inc., a Delaware corporation,

           its general partner

Witness:__/s/ Sumie Branch______           By:__/s/Timothy M. Schoen________

       Name: Timothy M. Schoen

        Title: Executive Vice President

Witness:__/s/ Sharon Kim_______

HCP, INC., a Maryland corporation

(doing business in the state of Illinois as HC Property Investments, Inc.)

Witness:__/s/ Sumie Branch______By:__/s/Timothy M. Schoen________

     Name: Timothy M. Schoen

     Title: Executive Vice President

Witness:__/s/ Sharon Kim_______

LEASE THREE:

HCP CAMARILLO CA, LP, a Delaware limited partnership

By:      HCP MA1 GP, LLC, a Delaware limited

           liability company, its general partner

Witness:__/s/ Sumie Branch______           By:__/s/Timothy M. Schoen________

       Name: Timothy M. Schoen

      Title: Executive Vice President

Witness:__/s/ Sharon Kim_______

HCP MA2 CALIFORNIA, LP, a Delaware limited partnership

HCP MA2 UTAH, LP, a Delaware limited partnership

By:     HCP MA2 GP Holding, LLC, a Delaware

          limited liability company, their general partner

Witness:__/s/ Sumie Branch______           By:__/s/Timothy M. Schoen________

       Name: Timothy M. Schoen

        Title: Executive Vice President

Witness:__/s/ Sharon Kim_______

[Lessor Signature Page to Omnibus Amendment to Leases]

HCP MA3 CALIFORNIA, LP, a Delaware limited partnership

HCP MA3 SOUTH CAROLINA, LP, a Delaware limited partnership

By:     HCP MA3 A Pack GP, LLC, a Delaware

          limited liability company, their general partner

Witness:__/s/ Sumie Branch______               By:__/s/Timothy M. Schoen________

       Name: Timothy M. Schoen

        Title: Executive Vice President

Witness:__/s/ Sharon Kim_______

HCP ST1 COLORADO, LP, a Delaware limited partnership

By:     HCP ST1 Colorado GP, LLC, a Delaware

          limited liability company, its general partner

Witness:__/s/ Sumie Branch______          By:__/s/Timothy M. Schoen________

       Name: Timothy M. Schoen

        Title: Executive Vice President

Witness:__/s/ Sharon Kim_______

LEASE FOUR:

HCP HAZEL CREEK, LLC,

a Delaware limited liability company

Witness:__/s/ Sumie Branch______By:__/s/Timothy M. Schoen________

    Name: Timothy M. Schoen

    Title: Executive Vice President

Witness:__/s/ Sharon Kim_______

LEASE FIVE:

HCP EMOH, LLC,

a Delaware limited liability company

Witness:__/s/ Sumie Branch______By:__/s/Timothy M. Schoen________

    Name: Timothy M. Schoen

    Title: Executive Vice President

Witness:__/s/ Sharon Kim_______

[Lessor Signature Page to Omnibus Amendment to Leases]

LEASE SIX:

HCP DARTMOUTH MA, LP, a Delaware limited partnership

HCP LAGUNA CREEK CA, LP, a Delaware limited partnership

HCP TOWSON MD, LP, a Delaware limited partnership

By:      HCP MA1 GP, LLC, a Delaware limited

          liability company, their general partner

Witness:__/s/ Sumie Branch______           By:__/s/Timothy M. Schoen________

      Name: Timothy M. Schoen

       Title: Executive Vice President

Witness:__/s/ Sharon Kim_______

HCP MA2 ARKANSAS, LP, a Delaware limited partnership

HCP MA2 CALIFORNIA, LP, a Delaware limited partnership

HCP MA2 ILLINOIS, LP, a Delaware limited partnership

HCP MA2 MASSACHUSETTS, LP, a Delaware limited partnership

HCP MA2 OHIO, LP, a Delaware limited partnership

HCP MA2 OKLAHOMA, LP, a Delaware limited partnership

By:      HCP MA2 GP Holding, LLC, a Delaware

           limited liability company,

            their general partner

Witness:__/s/ Sumie Branch______            By:__/s/Timothy M. Schoen________

     Name: Timothy M. Schoen

      Title: Executive Vice President

Witness:__/s/ Sharon Kim_______

[Lessor Signature Page to Omnibus Amendment to Leases]

HCP PARTNERS, LP, a Delaware limited partnership

By:      HCP MOB Inc., a Delaware corporation,

           its general partner

Witness:__/s/ Sumie Branch______            By:__/s/Timothy M. Schoen________

     Name: Timothy M. Schoen

      Title: Executive Vice President:

Witness:__/s/ Sharon Kim_______

HCP MA3 CALIFORNIA, LP, a Delaware limited partnership

HCP MA3 GEORGIA, LP, a Delaware limited partnership

HCP MA3 KENTUCKY, LP, a Delaware limited partnership

HCP MA3 OKLAHOMA, LP, a Delaware limited partnership

HCP MA3 WASHINGTON, LP, a Delaware limited partnership

By:     HCP MA3 A Pack GP, LLC,

          a Delaware limited liability company,

          their general partner

Witness:__/s/ Sumie Branch______           By:__/s/Timothy M. Schoen________

     Name: Timothy M. Schoen

      Title: Executive Vice President

Witness:__/s/ Sharon Kim_______

LEASE SEVEN:

WESTMINSTER HCP, LLC, a Delaware limited liability company

By:     HCPI/TENNESSEE, LLC,

          a Delaware limited liability company,

          its sole member

By:    HCP, INC.,

         a Maryland corporation,

         its managing member

Witness:__/s/ Sumie Branch______          By:__/s/Timothy M. Schoen_______

       Name: Timothy M. Schoen

      Title: Executive Vice President

Witness:__/s/ Sharon Kim_______

[Lessor Signature Page to Omnibus Amendment to Leases]

HCP PINELLAS PARK, LLC, a Delaware limited liability company

HCP OCOEE, LLC, a Delaware limited liability company

HCP PORT ORANGE, LLC, a Delaware limited liability company

HCP BECKETT LAKE, LLC, a Delaware limited liability company

HCP ST. AUGUSTINE, LLC, a Delaware limited liability company

HCP CARROLLWOOD, LLC, a Delaware limited liability company

HCP GAINESVILLE, LLC, a Delaware limited liability company

HCP OVIEDO, LLC, a Delaware limited liability company

HCP WEKIWA SPRINGS, LLC, a Delaware limited liability company

HCP OAK PARK, LLC, a Delaware limited liability company

HCP CY-FAIR, LLC, a Delaware limited liability company

HCP FRIENDSWOOD, LLC, a Delaware limited liability company

HCP IRVING, LLC, a Delaware limited liability company

HCP EMFIN PROPERTIES, LLC, a Delaware limited liability company

Witness:__/s/ Sumie Branch______By:__/s/Timothy M. Schoen________

     Name: Timothy M. Schoen

        Title: Executive Vice President

Witness:__/s/ Sharon Kim_______

[Lessor Signature Page to Omnibus Amendment to Leases]

LEASE EIGHT:

HCP, INC., a Maryland corporation

Witness:__/s/ Sumie Branch______By:__/s/Timothy M. Schoen________

     Name: Timothy M. Schoen

        Title: Executive Vice President

Witness:__/s/ Sharon Kim_______

LEASE NINE:

HCPI TRUST, a Maryland real estate investment trust

HCP SH ELP1 PROPERTIES, LLC, a Delaware limited liability company

HCP SH ELP2 PROPERTIES, LLC, a Delaware limited liability company

HCP SH ELP3 PROPERTIES, LLC, a Delaware limited liability company

HCP SH LASSEN HOUSE, LLC, a Delaware limited liability company

HCP SH MOUNTAIN LAUREL, LLC, a Delaware limited liability company

HCP SH MOUNTAIN VIEW, LLC, a Delaware limited liability company

HCP SH OAKRIDGE, LLC, a Delaware limited liability company

HCP SH RIVER VALLEY LANDING, LLC, a Delaware limited liability company

HCP SH SELLWOOD LANDING, LLC, a Delaware limited liability company

HCP SENIOR HOUSING PROPERTIES TRUST, a Delaware statutory trust

Witness:__/s/ Sumie Branch______By:__/s/Timothy M. Schoen________

     Name: Timothy M. Schoen

        Title: Executive Vice President

Witness:__/s/ Sharon Kim_______

[Lessor Signature Page to Omnibus Amendment to Leases]

LEASE TEN:

HCP SH ELP1 PROPERTIES, LLC, a Delaware limited liability company

HCP SH ELP2 PROPERTIES, LLC, a Delaware limited liability company

HCP SH ELP3 PROPERTIES, LLC, a Delaware limited liability company

Witness:__/s/ Sumie Branch______By:__/s/Timothy M. Schoen________

     Name: Timothy M. Schoen

        Title: Executive Vice President

Witness:__/s/ Sharon Kim_______

LEASE ELEVEN:

BRE/SW Crown Pointe LLC, a Delaware limited liability company

Witness:__/s/ Sumie Branch______By:__/s/Timothy M. Schoen________

     Name: Timothy M. Schoen

        Title: Executive Vice President

Witness:__/s/ Sharon Kim_______

LEASE TWELVE:

HCP SH ELDORADO HEIGHTS, LLC, a Delaware limited liability company

Witness:__/s/ Sumie Branch______By:__/s/Timothy M. Schoen________

     Name: Timothy M. Schoen

        Title: Executive Vice President

Witness:__/s/ Sharon Kim_______

LEASE THIRTEEN:

HCP SH RIVER ROAD, LLC, a Delaware limited liability company

Witness:__/s/ Sumie Branch______By:__/s/Timothy M. Schoen________

     Name: Timothy M. Schoen

        Title: Executive Vice President

Witness:__/s/ Sharon Kim_______

LEASE FOURTEEN:

HCP SH WINDFIELD VILLAGE, LLC, a Delaware limited liability company

Witness:__/s/ Sumie Branch______By:__/s/Timothy M. Schoen________

     Name: Timothy M. Schoen

        Title: Executive Vice President

Witness:__/s/ Sharon Kim_______

[Lessor Signature Page to Omnibus Amendment to Leases]

LEASE FIFTEEN:

HCP SH HERMISTON TERRACE, LLC, a Delaware limited liability company

Witness:__/s/ Sumie Branch______By:__/s/Timothy M. Schoen________

     Name: Timothy M. Schoen

        Title: Executive Vice President

Witness:__/s/ Sharon Kim_______

[Signatures continue on next page.]

[Lessor Signature Page to Omnibus Amendment to Leases]

LESSEES:

LEASES ONE, TWO, THREE, FIVE, SIX, NINE, TEN, ELEVEN, TWELVE, THIRTEEN, FOURTEEN, FIFTEEN:

EMERITUS CORPORATION,

a Washington corporation

Witness:_/s/ Shane Colter_______By:__/s/ H. Todd Kaestner___________

     Name: H. Todd Kaestner

     Title: Executive Vice President

Witness:_/s/ Wanda Gobbell_____

LEASE FOUR:

SUMMERVILLE AT HAZEL CREEK LLC,

a Delaware limited liability company

Witness:_/s/ Shane Colter_______By:__/s/ H. Todd Kaestner___________

Name: H. Todd Kaestner
     Title: Executive Vice President

Witness:_/s/ Wanda Gobbell_____

[Signatures continue on next page.]

[Lessee Signature Page to Omnibus Amendment to Leases]

LEASE SEVEN:

LH ASSISTED LIVING, L.L.C.,

a Delaware limited liability company

SUMMERVILLE AT HILLSBOROUGH, L.L.C.,

a New Jersey limited liability company

SUMMERVILLE AT OCOEE, INC.,

a Delaware corporation

SUMMERVILLE AT PORT ORANGE, INC.,

a Delaware corporation

SUMMERVILLE AT STAFFORD, L.L.C.,

a New Jersey limited liability company

SUMMERVILLE AT VORHEES, L.L.C.,

a New Jersey limited liability company

SUMMERVILLE AT WESTMINSTER, INC.,

a Maryland corporation

EMERITUS CORPORATION, a Washington corporation

SUMMERVILLE AT CHESTNUT HILL, LLC,

a Delaware limited liability company

SUMMERVILLE 9 LLC,

a Delaware limited liability company

SUMMERVILLE AT CARROLLWOOD, LLC,

a Delaware limited liability company

SUMMERVILLE AT GAINESVILLE, LLC,

a Delaware limited liability company

SUMMERVILLE AT FOX RUN, LLC,

a Delaware limited liability company

SUMMERVILLE AT WEKIWA SPRINGS, LLC,

a Delaware limited liability company

SUMMERVILLE AT OAK PARK, LLC,

a Delaware limited liability company

THE ESTATES OF OAK RIDGE, LLC,

a Delaware limited liability company

[Lessee Signature Page to Omnibus Amendment to Leases]

SUMMERVILLE AT OVIEDO LLC,

a Delaware limited liability company

Witness:_/s/ Shane Colter_______By:__/s/ H. Todd Kaestner___________

Name: H. Todd Kaestner
Title: Executive Vice President

Witness:_/s/ Wanda Gobbell_____

SUMMERVILLE AT CY-FAIR ASSOCIATES, L.P.,

a Delaware limited partnership

Witness:_/s/ Shane Colter_______By:    SUMMERVILLE AT CY-FAIR, LLC

         a Delaware limited liability company,

         its General Partner

Witness:_/s/ Wanda Gobbell_____                        By:__/s/ H. Todd Kaestner___________

Name: H. Todd Kaestner
Title: Executive Vice President

SUMMERVILLE AT FRIENDSWOOD ASSOCIATES, L.P.

a Delaware limited partnership

Witness:_/s/ Shane Colter_______By:    SUMMERVILLE AT FRIENDSWOOD, LLC

         a Delaware limited liability company,

         its General Partner

Witness:_/s/ Wanda Gobbell_____                        By:__/s/ H. Todd Kaestner___________

Name: H. Todd Kaestner
Title: Executive Vice President

SUMMERVILLE AT ST. AUGUSTINE, LLC,

a Delaware limited liability company

Witness:_/s/ Shane Colter_______By:__/s/ H. Todd Kaestner___________

Name: H. Todd Kaestner
Title: Executive Vice President

Witness:_/s/ Wanda Gobbell_____

SUMMERVILLE AT IRVING ASSOCIATES, L.P.,

a Delaware limited partnership

Witness:_/s/ Shane Colter_______By:    SUMMERVILLE AT IRVING, LLC

         a Delaware limited liability company,

         its General Partner

Witness:_/s/ Wanda Gobbell_____                        By:__/s/ H. Todd Kaestner___________

Name: H. Todd Kaestner
Title: Executive Vice President

[Signatures continue on next page.]

[Lessee Signature Page to Omnibus Amendment to Leases]

LEASE EIGHT:

SUMMERVILLE AT PRINCE WILLIAM, INC.,

a Delaware corporation

Witness:_/s/ Shane Colter_______By:__/s/ H. Todd Kaestner___________

    Name: H. Todd Kaestner
   Title: Executive Vice President

Witness:_/s/ Wanda Gobbell_____

[Lessee Signature Page to Omnibus Amendment to Leases]

CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTORS

Guarantors hereby (i) reaffirm all of their respective obligations under the applicable Guaranties, (ii) consent to the foregoing Amendment and (iii) agree that their respective obligations under the applicable Guaranties shall extend to the applicable Lessees’ duties, covenants and obligations pursuant to the applicable Leases, as hereby amended.

/s/ Shane Colter________________ Name: Shane Colter /s/ Wanda Gobbell______________ Name: Wanda Gobbell	/s/ H. Todd Kaestner______________ Name: H. Todd Kaestner Title: Executive Vice President
Signed, sealed and delivered in the presence of: _/s/ Shane Colter________________ Name: Shane Colter _/s/ Wanda Gobbell______________ Name: Wanda Gobbell	SUMMERVILLE SENIOR LIVING, INC., a Delaware corporation By: _/s/ H. Todd Kaestner______________ Name: H. Todd Kaestner Title: Executive Vice President
Signed, sealed and delivered in the presence of: _/s/ Shane Colter________________ Name: Shane Colter _/s/ Wanda Gobbell______________ Name: Wanda Gobbell	EMERITUS CORPORATION, a Washington corporation By: _/s/ H. Todd Kaestner______________ Name: H. Todd Kaestner Title: Executive Vice President
Signed, sealed and delivered in the presence of: _/s/ Shane Colter________________ Name: Shane Colter _/s/ Wanda Gobbell______________ Name: Wanda Gobbell	BROOKDALE SENIOR LIVING INC., a Delaware corporation By: _/s/ H. Todd Kaestner______________ Name: H. Todd Kaestner Title: Executive Vice President

Schedule I

Lease One:

Lessor(s):	Lessee(s):
HCP AUR1 California A Pack, LLC	Emeritus Corporation
HCP AUR1 California B Pack, LLC
HCP AUR1 Connecticut, LLC	Guarantor(s):
HCP AUR1 Maryland, LLC	Brookdale Senior Living, Inc. (“BSL”)
HCP AUR1 Massachusetts, LLC
HCP AUR1 New Jersey, LLC
HCP AUR1 Virginia, LLC
HCPI Trust
HCP, Inc.

Lease Documents:

1.	Master Lease and Security Agreement dated as of August 22, 2008
2.	First Amendment to Master Lease and Security Agreement dated as of October 20th, 2008
3.	Second Amendment to Master Lease and Security Agreement dated as of November 14, 2008
4.	Third Amendment to Master Lease and Security Agreement dated as of December 1, 2008
5.	Fourth Amendment to Master Lease and Security Agreement dated as of April 27, 2009
6.	Fifth Amendment to Master Lease and Security Agreement dated as of February 15, 2010
7.	Sixth Amendment to Master Lease and Security Agreement dated as of May 12, 2010
8.	Seventh Amendment to Master Lease and Security Agreement dated as of November 15, 2010
9.	Eighth Amendment to Master Lease and Security Agreement dated as of August 18, 2011
10.	Ninth Amendment to Master Lease and Security Agreement dated as of February 6, 2012
11.	Tenth Amendment to Master Lease and Security Agreement dated as of June 14, 2013
12.	Omnibus Amendment to Leases dated as of July 31, 2014

Guaranties:

1.	Omnibus Guaranty of Obligations dated as of July 31, 2014 (BSL)

Lease Two:

Lessor(s):	Lessee(s):
HCP, Inc.	Emeritus Corporation
Texas HCP Holding, L.P.
Guarantor(s):
BSL

Lease Documents:

1.	Master Lease and Security Agreement dated as of May 14, 2010
2.	First Amendment to Master Lease and Security Agreement dated as of June 8, 2010
3.	Second Amendment to Master Lease and Security Agreement dated as of September 30, 2010
4.	Third Amendment to Master Lease and Security Agreement dated as of January 10, 2011
5.	Fourth Amendment to Master Lease and Security Agreement dated as of February 6, 2012
6.	Omnibus Amendment to Leases dated as of July 31, 2014

Guaranties:

1.	Omnibus Guaranty of Obligations dated as of July 31, 2014 (BSL)

Lease Three:

Lessor(s):	Lessee(s):
HCP Camarillo CA, LP	Emeritus Corporation
HCP MA2 California, LP
HCP MA2 Utah, LP	Guarantor(s):
HCP MA3 California, LP	BSL
HCP MA3 South Carolina, LP
HCP ST1 Colorado, LP

Lease Documents:

1.	Master Lease and Security Agreement dated as of October 12, 2010
2.	First Amendment to Master Lease and Security Agreement dated as of October 15, 2010
3.	Second Amendment to Master Lease and Security Agreement dated as of October 22, 2010
4.	Third Amendment to Master Lease and Security Agreement dated as of November 1, 2010
5.	Fourth Amendment to Master Lease and Security Agreement dated as of August 29, 2011
6.	Fifth Amendment to Master Lease and Security Agreement dated as of February 6, 2012
7.	Omnibus Amendment to Leases dated as of July 31, 2014

Guaranties:

1.	Omnibus Guaranty of Obligations dated as of July 31, 2014 (BSL)

Lease Four:

Lessor(s):	Lessee(s):
HCP Hazel Creek, LLC	Summerville at Hazel Creek LLC

Guarantor(s):
Emeritus Corporation (“Emeritus”)
BSL

Lease Documents:

1.	Master Lease and Security Agreement dated as of January 17, 2008
2.	First Amendment to Master Lease and Security Agreement dated as of May 6, 2009
3.	Second Amendment to Master Lease and Security Agreement dated as of May 12, 2010
4.	Omnibus Amendment to Leases dated as of July 31, 2014

Guaranties:

1.	Guaranty of Obligations dated as of January 17, 2008 (Emeritus)
2.	Omnibus Guaranty of Obligations dated as of July 31, 2014 (BSL)

Lease Five:

Lessor(s):	Lessee(s):
HCP EMOH, LLC	Emeritus Corporation

Guarantor(s):
BSL

Lease Documents:

1.	Amended and Restated Lease Agreement dated as of December 7, 2007
2.	Omnibus Amendment to Leases dated as of July 31, 2014

Guaranties:

1.	Omnibus Guaranty of Obligations dated as of July 31, 2014 (BSL)

Lease Six:

Lessor(s):	Lessee(s):
HCP Dartmouth MA, LP	Emeritus Corporation
HCP Laguna Creek CA, LP
HCP Towson MD, LP	Guarantor(s):
HCP MA2 Arkansas, LP	BSL
HCP MA2 California, LP
HCP MA 2 Illinois, LP
HCP MA2 Massachusetts, LP
HCP MA2 Ohio, LP
HCP MA2 Oklahoma, LP
HCP Partners, LP
HCP MA3 California, LP
HCP MA3 Georgia, LP
HCP MA3 Kentucky, LP
HCP MA3 Oklahoma, LP
HCP MA3 Washington, LP

Lease Documents:

1.	Master Lease and Security Agreement dated as of October 12, 2010
2.	First Amendment to Master Lease and Security Agreement dated as of October 15, 2010
3.	Second Amendment to Master Lease and Security Agreement dated as of October 22, 2010
4.	Third Amendment to Master Lease and Security Agreement dated as of November 1, 2010
5.	Fourth Amendment to Master Lease and Security Agreement dated as of December 29, 2010
6.	Fifth Amendment to Master Lease and Security Agreement dated as of August 29, 2011
7.	Omnibus Amendment to Leases dated as of July 31, 2014

Guaranties:

1.	Omnibus Guaranty of Obligations dated as of July 31, 2014 (BSL)

Lease Seven:

Lessor(s):

Westminster HCP, LLC

HCP Pinellas Park, LLC

HCP OCOEE, LLC

HCP Port Orange, LLC

HCP Beckett Lake, LLC

HCP St. Augustine, LLC

HCP Carrollwood, LLC

HCP Gainesville, LLC

HCP Oviedo, LLC

HCP Wekiwa Springs, LLC

HCP Oak Park, LLC

HCP CY-FAIR, LLC

HCP Friendswood, LLC

HCP Irving, LLC

HCP Emfin Properties, LLC

Lessee(s):

LH Assisted Living, LLC

Summerville at Hillsborough L.L.C.

Summerville at OCOEE, Inc.

Summerville at Port Orange, Inc.

Summerville at Stafford, L.L.C.

Summerville at Voorhees, L.L.C.

Summerville at Westminster, Inc.

Emeritus Corporation

Summerville at CY-FAIR Associates, L.P.

Summerville at Friendswood Associates, L.P.

Summerville at St. Augustine, LLC

Summerville at Irving Associates LP

Summerville at Chestnut Hill LLC

Summerville 9 LLC

Summerville at Carrollwood, LLC

Summerville at Gainesville, LLC

Summerville at Fox Run LLC

Summerville at Wekiwa Springs LLC

Summerville at Oak Park LLC

The Estates of Oak Ridge LLC

Summerville at Oviedo LLC

Guarantor(s):

Summerville Senior Living, Inc. (“SSL”)

Emeritus

BSL

Lease Documents:

1.	Amended and Restated Master Lease dated as of April 20, 2005
2.	First Amendment to Amended and Restated Master Lease dated as of September 1, 2005
3.	Second Amendment to Amended and Restated Master Lease dated as of December 21, 2005
4.	Third Amendment to Amended and Restated Master Lease dated as of January 31, 2006
5.	Fourth Amendment to Amended and Restated Master Lease dated as of May 24, 2006
6.	Fifth Amendment to Amended and Restated Master Lease dated as of June 1, 2006
7.	Sixth Amendment to Amended and Restated Master Lease dated as of August 1, 2006
8.	Seventh Amendment to Amended and Restated Master Lease dated as of October 2, 2006
9.	Eighth Amendment to Amended and Restated Master Lease dated as of August 8, 2007
10.	Ninth Amendment to Amended and Restated Master Lease dated as of August 15, 2007
11.	Tenth Amendment to Amended and Restated Master Lease dated as of May 27, 2008
12.	Eleventh Amendment to Amended and Restated Master Lease dated as of September 19, 2008
13.	Twelfth Amendment to Amended and Restated Master Lease dated as of May 12, 2010
14.	Thirteenth Amendment to Amended and Restated Master Lease dated as of July 19, 2012
15.	Fourteenth Amendment to Amended and Restated Master Lease dated as of March 1, 2013
16.	Fifteenth Amendment to Amended and Restated Master Lease dated as of May 31, 2013
17.	Sixteenth Amendment to Amended and Restated Master Lease dated as of June 28, 2013
18.	Omnibus Amendment to Leases dated as of July 31, 2014

Guaranties:

1.	Guaranty of Obligations dated as of April 20, 2005 (SSL)
2.	Guaranty of Obligations dated as of September 17, 2007 (Emeritus)
3.	Omnibus Guaranty of Obligations dated as of July 31, 2014 (BSL)

Lease Eight:

Lessor(s):	Lessee(s):
HCP, Inc.	Summerville at Prince William, Inc.

Guarantor(s):
Emeritus
SSL
BSL

Lease Documents:

1.	Amended and Restated Lease Agreement dated as of May 27, 2008
2.	Omnibus Amendment to Leases dated as of July 31, 2014

Guaranties:

1.	Guaranty of Obligations dated as of May 27, 2008 (Emeritus and SSL)
2.	Omnibus Guaranty of Obligations dated as of July 31, 2014 (BSL)

Lease Nine:

Lessor(s):	Lessee(s):
HCPI Trust	Emeritus Corporation
HCP Senior Housing Properties Trust
HCP SH ELPI Properties, LLC	Guarantor(s):
HCP SH ELP2 Properties, LLC	BSL
HCP SH ELP3 Properties, LLC
HCP SH Lassen House, LLC
HCP SH Mountain Laurel, LLC
HCP SH Mountain View, LLC
HCP SH Oakridge, LLC
HCP SH River Valley Landing, LLC
HCP SH Sellwood Landing, LLC

Lease Documents:

1.	Master Lease and Security Agreement dated as of October 31, 2012
2.	First Amendment to Master Lease and Security Agreement dated as of December 4, 2012
3.	Second Amendment to Master Lease and Security Agreement dated as of April 25, 2013
4.	Omnibus Amendment to Leases dated as of July 31, 2014

Guaranties:

1.	Omnibus Guaranty of Obligations dated as of July 31, 2014 (BSL)

Lease Ten:

Lessor(s):	Lessee(s):
HCP SH ELP1 Properties, LLC	Emeritus Corporation
HCP SH ELP2 Properties, LLC
HCP SH ELP3 Properties, LLC	Guarantor(s):
BSL

Lease Documents:

1.	Master Lease and Security Agreement dated as of October 31, 2012
2.	First Amendment to Master Lease and Security Agreement dated as of December 4, 2012
3.	Omnibus Amendment to Leases dated as of July 31, 2014

Guaranties:

1.	Omnibus Guaranty of Obligations dated as of July 31, 2014 (BSL)

Lease Eleven:

Lessor(s):	Lessee(s):
BRE/SW Crown Pointe LLC	Emeritus Corporation

Guarantor(s):
BSL

Lease Documents:

1.	Master Lease and Security Agreement dated as of December 4, 2012
2.	Omnibus Amendment to Leases dated as of July 31, 2014

Guaranties:

1.	Omnibus Guaranty of Obligations dated as of July 31, 2014 (BSL)

Lease Twelve:

Lessor(s):	Lessee(s):
HCP SH Eldorado Heights, LLC	Emeritus Corporation

Guarantor(s):
BSL

Lease Documents:

1.	Lease and Security Agreement dated as of March 14, 2013
2.	Omnibus Amendment to Leases dated as of July 31, 2014

Guaranties:

1.	Omnibus Guaranty of Obligations dated as of July 31, 2014 (BSL)

Lease Thirteen:

Lessor(s):	Lessee(s):
HCP SH River Road, LLC	Emeritus Corporation

Guarantor(s):
BSL

Lease Documents:

1.	Lease and Security Agreement dated as of March 26, 2013
2.	Omnibus Amendment to Leases dated as of July 31, 2014

Guaranties:

1.	Omnibus Guaranty of Obligations dated as of July 31, 2014 (BSL)

Lease Fourteen:

Lessor(s):	Lessee(s):
HCP SH Windfield Village, LLC	Emeritus Corporation

Guarantor(s):
BSL

Lease Documents:

1.	Lease and Security Agreement dated as of March 26, 2013
2.	Omnibus Amendment to Leases dated as of July 31, 2014

Guaranties:

1.	Omnibus Guaranty of Obligations dated as of July 31, 2014 (BSL)

Lease Fifteen:

Lessor(s):	Lessee(s):
HCP SH Hermiston Terrace, LLC	Emeritus Corporation

Guarantor(s):
BSL

Lease Documents:

1.	Lease and Security Agreement dated as of March 26, 2013
2.	Omnibus Amendment to Leases dated as of July 31, 2014

Guaranties:

1.	Omnibus Guaranty of Obligations dated as of July 31, 2014 (BSL)